UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 11, 2005

Electroglas, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-21626	77-0336101
(Commission File Number)	(I.R.S. Employer Identification No.)

5729 Fontanoso Way, San Jose, California 95138

(Address of Principal Executive Offices) (Zip Code)

(408) 528-3000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01. Changes in Registrant’s Certifying Accountant.

On July 7, 2005, the Audit Committee of Electroglas, Inc.’s (the “Company”) Board of Directors unanimously approved the dismissal of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm effective upon completion of their review of the financial statements relating to the Company’s Transition Report on Form 10-Q. E&Y completed their review of the Transition Report on July 11, 2005.

E &Y’s audit reports on the consolidated financial statements of the Company and subsidiaries as of and for the years ended December 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s consolidated financial statements for each of the two fiscal years ended December 31, 2003 and 2004, respectively, and the subsequent interim period through July 11, 2005, which was the date of dismissal of E&Y, there were no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the matter in its audit report; and there were no reportable events as defined in Item 304 (a)(1)(v) of Regulation S-K.

The Company provided E&Y with a copy of the foregoing disclosures and requested E&Y to furnish the Company a letter addressed to the United States Securities and Exchange Commission stating whether it agrees with the above statements. A copy of E&Y’s response letter dated July 11, 2005 is attached as Exhibit 16.1 to this Form 8-K.

On July 7, 2005, the Company’s Audit Committee appointed BDO Seidman, LLP (“BDO”) to replace E&Y as the Company’s independent registered public accounting firm. Prior to the appointment of BDO, neither the Company nor anyone on behalf of the Company had consulted with BDO during the Company’s two most recent fiscal years and for fiscal year 2005 through July 7, 2005 in any matter regarding either: (A) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither was a written report nor oral advice provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (B) any matter which was the subject of either a disagreement or a reportable event, as each are defined in Items 304(a)(1)(iv) and (v) of Regulation S-K, respectively.

The Company conducted an RFP (request for proposal) process for its 2006 audit services as part of its ongoing efforts to reduce operating costs and expenses in order to strengthen the Company’s financial position. As a result of the change in audit firms and its previously announced year end change, the Company expects to lower audit costs as well as realize operating benefits by having an off cycle quarterly close.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
16.1	Letter of E&Y dated July 11, 2005 to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.

Electroglas, Inc.

Date:	July 11, 2005	By:	/s/ THOMAS E. BRUNTON
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter of E&Y dated July 11, 2005 to the Securities and Exchange Commission.